UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549




                                            FORM 8-K

                                         CURRENT REPORT

                             PURSUANT TO SECTION 13 OR 15(d) OF THE

                                SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported): September 21, 2006




                                    FirstFed Financial Corp.
                                    ------------------------
                   (Exact name of registrant as specified in its charter)



            Delaware               1-9566                95-4087449
            --------               ------                ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California              90401-1490
  ------------------------------------------------              -----------
    (Address of principal executive offices)                    (Zip Code)


             Registrant's telephone number, including area code: (310) 319-6000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                   Total number of pages is 4

                                 Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended August 31, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.
     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns,investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d)    Exhibits

            99.1 Monthly Financial Data as of and for the period ended August 31, 2006 (Unconsolidated)



                                      S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRSTFED FINANCIAL CORP.


Dated: September 21, 2006                   By: /s/ Douglas J. Goddard
                                                    ------------------
                                                    Douglas J. Goddard
                                                    Chief Financial Officer

                                       INDEX TO EXHIBITS





Exhibit                                                                Page

  99.1  Monthly Financial Data as of and
           for the period ended August 31, 2006                          4

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                                                                  EXHIBIT 99.1

                                                           First Federal Bank of California
                                                MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                                   Unaudited
                                                              (Dollars in thousands)

                                        As of, for      As of, for      As of, for      As of, for the    As of, for the
                                        the month       the month       the month       8 months          8 months
                                        ended           ended           ended           ended             ended
                                        August 31,      July 31,        August 31,      August 31,        August, 31
                                        2006            2006            2005            2006              2005
                                        ----            ----            ----            ----              ----

Cash and investment securities       $     408,707    $    464,307    $    240,023  $     408,707    $     240,023
Total mortgage-backed securities     $      63,235    $     63,767    $     81,721  $      63,235    $      81,721
Total assets                         $  10,055,318    $ 10,191,306    $  9,662,790  $  10,055,318    $   9,662,790

LOANS:
Total loans, net                     $   9,338,578    $  9,420,577    $  9,065,398  $   9,338,578    $   9,065,398

Loans originated/purchased:
  Single family loans                $     182,698    $    153,953    $    390,358  $   1,494,957    $   2,966,320
  Multi-family loans                        23,522          18,980           6,165        180,063          328,470
  Commercial real estate loans                  --              --           6,886         11,057           37,639
  Other                                        741           6,344           5,352         24,388           32,260
                                        -----------      ----------       ---------    -----------      -----------
                                     $     206,961    $    179,277    $    408,761  $   1,710,465    $   3,364,689
                                        ===========     ==========       =========    ===========      ===========

Percentage of ARMs originated:               100 %           100 %           100 %          100 %            100 %

Loan repayments:
  Single family loans                $     209,851    $    216,570    $    162,790  $   1,529,939    $     862,244
  Multi-family and commercial
     real estate loans                      34,604          29,409          38,219        243,906          262,602
  Other                                      5,384             564             622         31,988           29,332
                                        -----------      ----------       ---------    -----------      -----------
                                     $     249,839    $    246,543    $    201,631  $   1,805,833    $   1,154,178
                                        ===========     ==========       =========    ===========      ===========

Loans sold                           $      36,926    $      4,065    $         --  $     226,254               --

Percentage of portfolio in
   adjustable rate loans                   96.80 %         96.68 %         95.84 %        96.80 %          95.84 %
Non-performing assets
   to total assets ratio                    0.07 %          0.09 %          0.09 %         0.07 %           0.09 %

BORROWINGS:
Federal Home Loan Bank Advances      $   2,338,000    $  2,488,000    $  3,604,900  $   2,338,000    $   3,604,900
Reverse repurchase agreements        $     950,000    $  1,000,000    $  1,133,088  $     950,000    $   1,133,088

DEPOSITS:
Retail deposits                      $   2,715,886    $  2,703,720    $  2,549,417  $   2,715,886    $   2,549,417
Wholesale deposits                       3,179,937       3,148,620       1,731,023      3,179,937        1,731,023
                                        -----------      ----------      ---------     -----------      -----------
                                     $   5,895,823    $  5,852,340    $  4,280,440  $   5,895,823    $   4,280,440
                                        ===========      ==========      =========     ===========      ===========

Net increase (decrease)              $      43,483    $    318,211    $    176,618  $   1,510,769    $     495,545


AVERAGE INTEREST RATES (CONSOLIDATED):
Yield on loans                              7.48 %  (1)     7.33 %  (1)     5.67 %  (1)    7.00 %  (1)      5.21 %  (1)
Yield on investments                        5.31 %  (2)     5.36 %  (2)     4.26 %  (2)    5.03 %  (2)      3.81 %  (2)
Yield on earning assets                     7.36 %          7.21 %          5.61 %         6.88 %           5.14 %
Cost of deposits                            4.32 %          4.20 %          2.53 %         3.82 %           2.11 %
Cost of borrowings                          5.21 %          5.15 %          3.46 %         4.76 %           3.07 %
Cost of money                               4.65 %          4.58 %          3.03 %         4.27 %           2.60 %
Earnings spread                             2.71 %          2.63 %          2.58 %         2.61 %           2.54 %
Effective net spread                        3.00 %          2.89 %          2.74 %         2.78 %           2.67 %

(1)     Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2)     Reflects the inclusion of the average balance in FHLB stock and the related dividend income.

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